SUPPLEMENT TO FIDELITY'S BROADLY DIVERSIFIED INTERNATIONAL EQUITY FUNDS
PROSPECTUS
DATED DECEMBER 30, 1995
The following information supplements that found under the section entitled "FMR and its Affiliates" on page 12.
Richard Mace is manager and vice president of Overseas, which he has managed since March 1996. He also manages Advisor Overseas, VIP Overseas, Advisor Annuity Overseas, International Value, and Global Balanced. Previously, he managed International Growth & Income, Select Transportation, Select Industrial Materials, and Select Chemicals. Mr. Mace joined Fidelity in 1987.
John Hickling is manager and vice president of International Growth & Income, which he has managed since March 1996. Previously, he managed Overseas, VIP Overseas, Advisor Overseas, Advisor Annuity Overseas, International Growth & Income, Japan, Emerging Markets, Europe, International Opportunities, and Pacific Basin. Mr. Hickling joined Fidelity in 1982.
Greg Fraser is manager and vice president of Diversified International, which he has managed since December 1991. Previously, he managed Select Defense and Aerospace and Select Environmental Services. Mr. Fraser joined Fidelity in 1986.